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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
August 8, 2012 (August 8, 2012)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 7.01 Regulation FD Disclosure.
On August 8, 2012, HollyFrontier Corporation (the “Company” or “HollyFrontier”) announced that it was still assessing the damage resulting from the fire at the diesel hydrotreater at its subsidiary’s Tulsa East refinery; however, it is anticipated that repairs to the diesel hydrotreater will take up to six weeks. The Company also anticipates an approximately 30,000 to 40,000 barrels per day reduction to its normal crude throughput rates while the diesel hydrotreater is being repaired.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein relating to matters that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Forward looking statements use words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “will,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations. These statements are based on our beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although we believe that such expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that our expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected or expected. Certain factors could cause actual results to differ materially from results anticipated in the forward-looking statements. These factors include, but are not limited to:

•	risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in HollyFrontier’s markets;

•	the demand for and supply of crude oil and refined products;

•	the spread between market prices for refined products and market prices for crude oil;

•	the possibility of constraints on the transportation of refined products;

•	the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines;

•	effects of governmental and environmental regulations and policies;

•	the availability and cost of financing to HollyFrontier;

•	the effectiveness of HollyFrontier’s capital investments and marketing strategies;

•	HollyFrontier’s efficiency in carrying out construction projects;

•	the ability of HollyFrontier to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations;

•	the possibility of terrorist attacks and the consequences of any such attacks;

•	general economic conditions; and

•	other financial, operational and legal risks and uncertainties detailed from time to time in HollyFrontier’s Securities and Exchange Commission filings.

The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President and Chief Financial Officer
Date:    August 8, 2012